                       AMENDMENT NO. 4, WAIVER AND CONSENT


                            Dated as of March 4, 1996

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 14, 1994


          CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below), the banks that are parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents (the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as Agent (the "Agent"), agree as follows:


                                    ARTICLE I

                              AMENDMENTS AND WAIVER

          Section 1.1. CREDIT AGREEMENT. Reference is made to the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994, as amended by Amendment No. 1 thereto, dated as of March 6, 1995, as further amended by Amendment No. 2 and Waiver ("Amendment No. 2") thereto, dated as of September 28, 1995, and as further amended by Amendment No. 3 and Waiver thereto, dated as of November 7, 1995, among the Company, the Restricted Subsidiaries, the Banks, the Co-Agents and the Agent (as so amended, the "Credit Agreement"). Terms used in this Amendment No. 4, Waiver and Consent (this "Amendment") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Amendment (the "Amended Credit Agreement") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 1.2. AMENDMENTS. Upon and after the Effective Date (as defined in Section 1.5 hereof):

          (a) Section 2.04(a) of the Credit Agreement shall be deleted in its entirety and restated as follows:

               "(a) SCHEDULED REDUCTIONS. (i) SCHEDULED REDUCTIONS TO TOTAL TERM COMMITMENT. Subject to the adjustments described in Section 2.04(d)(i) hereof, the Total Term Commitment shall be automatically reduced on each Quarterly Date falling on or nearest to the date specified in column (x) below (each such Quarterly Date, a "Scheduled Term Reduction Date") by the Dollar amount specified in column (y) below opposite such date (the "Term Reduction Amount"):

                    (x)                            (y)

               Quarterly Date                     Term
          Falling on or Nearest to           Reduction Amount
          ------------------------           ----------------

          June 30, 1997                         $7,500,000
          September 30, 1997                    $7,500,000
          December 31, 1997                     $7,500,000
          March 31, 1998                        $9,375,000
          June 30, 1998                         $9,375,000
          September 30, 1998                    $9,375,000
          December 31, 1998                     $9,375,000
          March 31, 1999                       $12,500,000
          June 30, 1999                        $12,500,000
          September 30, 1999                   $12,500,000
          December 31, 1999                    $12,500,000
          March 31, 2000                       $12,500,000
          June 30, 2000                        $12,500,000
          September 30, 2000                   $12,500,000
          December 31, 2000                    $12,500,000
          March 31, 2001                       $12,500,000
          June 30, 2001                        $12,500,000
          September 30, 2001                   $12,500,000
          December 31, 2001                    $12,500,000
          March 31, 2002                        $6,250,000
          June 30, 2002                         $6,250,000
          September 30, 2002                    $6,250,000
          December 31, 2002                     $6,250,000
          March 31, 2003                        $7,500,000
          June 30, 2003                         $7,500,000

     The Total Term Commitment shall be reduced to zero on the Commitment Termination Date


               (ii) SCHEDULED REDUCTIONS TO TOTAL REVOLVING CREDIT COMMITMENT. Subject to the adjustments described in Section 2.04(d)(ii) hereof, the Total Revolving Credit Commitment shall be automatically reduced on each Quarterly Date falling on or nearest to the date specified in column (x) below (each such Quarterly Date, a "Scheduled Revolving Credit Reduction Date") by the Dollar amount specified in column (y) below opposite such date (the "Revolving Credit Reduction Amount"):

                    (x)                           (y)

               Quarterly Date                Revolving Credit
          Falling on or Nearest to           Reduction Amount
          ------------------------           ----------------

          December 31, 1996                     $10,500,000
          March 31, 1997                         $6,500,000
          June 30, 1997                         $21,500,000
          September 30, 1997                    $21,500,000
          December 31, 1997                     $21,500,000
          March 31, 1998                        $31,750,000
          June 30, 1998                         $31,750,000
          September 30, 1998                    $31,750,000
          December 31, 1998                     $31,750,000
          March 31, 1999                        $44,375,000
          June 30, 1999                         $44,375,000
          September 30, 1999                    $44,375,000
          December 31, 1999                     $44,375,000
          March 31, 2000                        $51,000,000
          June 30, 2000                         $51,000,000
          September 30, 2000                    $51,000,000
          December 31, 2000                     $51,000,000
          March 31, 2001                        $58,750,000
          June 30, 2001                         $58,750,000
          September 30, 2001                    $58,750,000
          December 31, 2001                     $58,750,000
          March 31, 2002                        $54,000,000
          June 30, 2002                         $54,000,000
          September 30, 2002                    $54,000,000
          December 31, 2002                     $54,000,000
          March 31, 2003                        $67,000,000
          June 30, 2003                         $67,000,000

     The Total Revolving Credit Commitment shall be reduced to zero on the Commitment Termination Date."


          (b) Exhibit A(2) to the Credit Agreement shall be deleted in its entirety and replaced with Exhibit A(2) hereto.

          Section 1.3. WAIVER. Upon and after the Effective Date (as defined in Section 1.5 hereof):

          (a) the Banks shall waive compliance with the limitation set forth in the second parenthetical in clause (A) of the first proviso contained in Section 9.16(ix) of the Credit Agreement solely to the extent necessary to permit the Company to increase the amount of Investments permitted by Section 9.16(ix) by an amount equal to up to $570,000,000 of the Net Cash Proceeds received from the issuance by the Company on or about February 15, 1996 of its Depositary Shares representing shares of its 11 1/8% Series L Redeemable Exchangeable Preferred Stock (the

"Preferred Issuance") upon notice to the Agent, which notice is hereby deemed to have been given;

          (b) the Banks shall waive compliance with the commitment reduction provision of Section 2.04(c)(i)(C) solely with respect to the Preferred Issuance; and

          (c) the waiver set forth in Section 1.3 of Amendment No. 2 to the Credit Agreement shall terminate and be of no effect.

          Section 1.4. DISPOSITION OF CLEVELAND ENTITIES. The Banks hereby agree that the disposition by the Company of the Cleveland Entities (as defined below) to one or more Unrestricted Subsidiaries shall, to the extent such disposition complies with the requirements of Section 9.15(a)(v), constitute an Investment permitted under Section 9.16(vi) (and, accordingly, shall not constitute an unspecified Investment under Section 9.16(ix)). The Banks further agree to take all such action, and make all such filings, as reasonably requested by the Company to release the Cleveland Entities from their respective obligations as Restricted Subsidiaries, Guarantors and Securing Parties under the Credit Agreement and the Security Agreement promptly after the disposition referred to in the previous sentence is completed. The Company agrees that, on the date of the disposition of the Cleveland Entities, it shall prepay Revolving Credit Loans in an amount not less than $70,000,000. For purposes of this
Section 1.4, "Cleveland Entities" shall mean Cablevision of Cleveland, L.P., Cablevision of Cleveland, G.P., Inc. and Cablevision of Cleveland, L.P., Inc.

          Section 1.5. EFFECTIVE DATE. (a) This Amendment shall become effective as of the date first written above (the "Effective Date") on the first date when the following conditions shall have been satisfied:

          (i) This Amendment shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Agent and each Bank.

          (ii) The Company and the Restricted Subsidiaries shall have provided the Agent (with copies to be provided for each Bank) with:

               (A) certified copies of the name and signature of each of the persons authorized to sign this Amendment on behalf of the Company and such of the Restricted Subsidiaries as are parties hereto;

               (B) an officer's certificate of the Company stating that no Default has occurred and is continuing under the Credit Agreement both before and after giving effect hereto and the amendments to be effected hereby;

               (C) an opinion of Robert Lemle, Esq., General Counsel to the Company and the Restricted Subsidiaries, covering such matters as any Bank or special New York counsel to the Agent may reasonably request; and

               (D) an opinion of Sullivan & Cromwell, special New York Counsel to the Company and the Restricted Subsidiaries, covering such matters as any Bank or special New York counsel to the Agent may reasonably request.

          (iii) The Company shall have prepaid Term Loans with a portion of the proceeds of the Preferred Issuance in an aggregate amount equal to at least $150,000,000.

          (b) On the Effective Date (i) the Revolving Credit Commitment of each Bank shall be increased by an amount equal to (A) $150,000,000 multiplied by (B) the fraction obtained by dividing such Bank's Revolving Credit Commitment by the Total Revolving Credit Commitment. After giving effect to this Amendment, (x) the Total Term Commitment shall be $250,000,000 and (y) the Total Revolving Credit Commitment shall be $1,175,000,000. Promptly after the Effective Date, the Company shall issue to each Bank that so requests a new Revolving Credit
Note in the form attached hereto as Exhibit A(2) in exchange for the Revolving Credit Note outstanding to such Bank on the date hereof.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

          (a) POWER; BINDING AGREEMENTS. Each of the Company and such Restricted Subsidiaries has full power, authority and legal right to make and perform this Amendment and the Amended Credit Agreement. This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and such Restricted Subsidiaries, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          (b) AUTHORITY; NO CONFLICT. The making and performance of this Amendment and the Amended Credit Agreement by each of the Company and such Restricted Subsidiaries have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and such Restricted Subsidiaries of this Amendment and the Amended Credit Agreement.

          Section 2.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.


                                   ARTICLE III

                                  MISCELLANEOUS

          Section 3.1. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

          Section 3.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          Section 3.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.

                              CABLEVISION SYSTEMS CORPORATION, for itself
                                and as a General Partner of Cablevision
                                Finance Limited Partnership

                              By
                                 --------------------------------
                                 Title:

                              CABLEVISION AREA 9 CORPORATION

                              CABLEVISION FAIRFIELD CORPORATION

                              CABLEVISION FINANCE CORPORATION

                              CABLEVISION LIGHTPATH, INC.

                              CABLEVISION OF CLEVELAND GP, INC., for itself
                                and as a General Partner of Cablevision of Cleveland Limited Partnership

                              CABLEVISION OF CLEVELAND LP, INC.

                              CABLEVISION OF CONNECTICUT CORPORATION

                              CABLEVISION OF MICHIGAN, INC.

                              CABLEVISION SYSTEMS DUTCHESS CORPORATION

                              CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                              CABLEVISION SYSTEMS GREAT NECK CORPORATION

                              CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                              CABLEVISION SYSTEMS ISLIP CORPORATION

                              CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                              CABLEVISION SYSTEMS SUFFOLK CORPORATION

                              CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                              COMMUNICATIONS DEVELOPMENT CORPORATION

                              CSC ACQUISITION CORPORATION

                              CSC ACQUISITION - MA, INC.

                              CSC ACQUISITION - NY, INC.

                              CABLEVISION OF BOSTON, INC.

                              By
                                 --------------------------------
                                 Title:
                                         of each of the above-
                                         named twenty-one corporations

                              CABLEVISION FINANCE LIMITED PARTNERSHIP

                              By  Cablevision Systems Corporation,
                                  as General Partner

                              CABLEVISION OF CLEVELAND LIMITED
                                 PARTNERSHIP

                              By  Cablevision of Cleveland GP, Inc.,
                                  as General Partner

                              THE TORONTO-DOMINION BANK,
                                Grand Cayman Islands
                                Branch, B.W.I.


                              By
                                 --------------------------------
                                 Title:


                              BANK OF MONTREAL,
                                Chicago Branch,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              THE BANK OF NEW YORK,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              THE BANK OF NOVA SCOTIA,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              THE CANADIAN IMPERIAL BANK
                                OF COMMERCE,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:


                              NATIONSBANK OF TEXAS, N.A.,
                                as Bank and Co-Agent


                              By
                                 --------------------------------
                                 Title:

                              CREDIT LYONNAIS,
                                Cayman Island Branch


                              By
                                 --------------------------------
                                 Title:


                              MELLON BANK, N.A.


                              By
                                 --------------------------------
                                 Title:


                              ROYAL BANK OF CANADA


                              By
                                 --------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF
                                BOSTON


                              By
                                 --------------------------------
                                 Title:


                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)


                              By
                                 --------------------------------
                                 Title:


                              CHEMICAL BANK


                              By
                                 --------------------------------
                                 Title:


                              BANQUE PARIBAS


                              By
                                 --------------------------------
                                 Title:

                              CITIBANK, N.A.


                              By
                                 --------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK
                                OF CHICAGO


                              By
                                 --------------------------------
                                 Title:


                              FLEET NATIONAL BANK (formerly SHAWMUT BANK
                              CONNECTICUT, N.A.)


                              By
                                 --------------------------------
                                 Title:


                              BARCLAYS BANK PLC


                              By
                                 --------------------------------
                                 Title:


                              THE SUMITOMO BANK, LIMITED


                              By
                                 --------------------------------
                                 Title:


                              CORESTATES BANK, N.A.


                              By
                                 --------------------------------
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH
                                CAROLINA


                              By
                                 --------------------------------
                                 Title:

                              THE FUJI BANK, LIMITED,
                                New York Branch


                              By
                                 --------------------------------
                                 Title:


                              LTCB TRUST COMPANY


                              By
                                 --------------------------------
                                 Title:


                              NATWEST BANK, N.A.
                              (formerly NATIONAL WESTMINSTER BANK USA)


                              By
                                 --------------------------------
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By
                                 --------------------------------
                                 Title:


                              SOCIETE GENERALE


                              By
                                 --------------------------------
                                 Title:


                              UNION BANK


                              By
                                 --------------------------------
                                 Title:


                              TORONTO DOMINION (TEXAS), INC.,
                                as Agent


                              By
                                 --------------------------------
                                 Title:

                                                                    EXHIBIT A(2)






                         [Form of Revolving Credit Note]


                              REVOLVING CREDIT NOTE


                                                                      ___, 199__
                                                              New York, New York

          FOR VALUE RECEIVED, CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), at the principal office of Toronto Dominion (Texas), Inc. at 909 Fannin Street, Suite 1700, Houston, Texas 77010, the aggregate principal amount of the Revolving Credit Loans evidenced hereby, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Revolving Credit Loan made by the Bank to the Company under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The Bank is hereby authorized by the Company to endorse on the schedule attached to this Revolving Credit Note (or any continuation thereof) the amount and type of, and the duration of each Interest Period for, each Revolving Credit Loan made by the Bank to the Company under the Credit Agreement, the date such Loan is made, and the amount of each payment on account of principal of such Loan received by the Bank, provided that any failure by the Bank to make any such endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement in respect of such Loans.

          This Revolving Credit Note is one of the Notes referred to in the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994 among the Company, the Restricted Subsidiaries named therein, the Co-Agents and the Banks (including the Bank) named therein and Toronto Dominion (Texas), Inc. as Agent, as the same may be amended from time to time (the "CREDIT AGREEMENT"), and evidences Revolving Credit Loans made by the Bank thereunder. Capitalized terms used in this Revolving Credit Note have the respective meanings assigned to them in the Credit Agreement.

          Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The Company may at its option prepay, and may be required to prepay, all or part of the principal of this Revolving Credit Note before maturity upon the terms provided in the Credit Agreement.

          This Revolving Credit Note is also entitled to the benefits of, and is secured by, the Security Agreement.

          The obligations of the Company evidenced hereby constitute "Senior Indebtedness" as such term is defined in all documents to which the Company or any Restricted Subsidiary is a party.


                                  CABLEVISION SYSTEMS CORPORATION



                                  By:
                                     ----------------------------
                                     Title:

                   [Form of Schedule to Revolving Credit Note]


This Revolving Credit Note evidences Revolving Credit Loans made under the within-described Credit Agreement to the Company, in the principal amounts, of the types and having the Interest Periods set forth below, which Loans were made on the dates set forth below, subject to the payments in respect of principal set forth below:

          Principal
          Amount         Type           Principal      Balance
Date      of             of             Amount         Out-           Interest
Made      Loan           Loan           Paid           standing        Period
----      ---------      ----           ----------     --------       --------